UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2021

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
	440 Lincoln Street Worcester, Massachusetts (Address of principal executive offices)	01653 (Zip Code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $.01 par value	THG	New York Stock Exchange
7 5/8% Senior Debentures due 2025	THG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2021, the Board of Directors elected J. Paul Condrin III to the Board of Directors of The Hanover Insurance Group, Inc. (the “Company”).  Mr. Condrin, 59, is Chair of the Board of Trustees and Interim President of Bentley University. Mr. Condrin has served on the Bentley Board of Trustees since 2013 and was named Interim President in June 2020. Before his retirement in 2018, Mr. Condrin was Executive Vice President and President, Commercial Insurance for Liberty Mutual Insurance. During his twenty-nine years at Liberty Mutual, Mr. Condrin served in other senior roles, including as president of three additional strategic business units, corporate CFO and corporate comptroller. Mr. Condrin began his career as a senior audit manager at KPMG, where he specialized in serving insurance companies and higher education institutions.

To balance our classes of directors, Mr. Condrin will serve in the class of directors whose term expires at the Company’s 2021 annual meeting of shareholders.

Mr. Condrin will receive the same compensation for his service on the Company’s Board of Directors as the Company’s other non-employee directors, as described in Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q that was filed with the Securities and Exchange Commission on August 1, 2019, but pro-rated to reflect that he was appointed mid-term.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HANOVER INSURANCE GROUP, INC.

By:	/s/ Dennis F. Kerrigan
Name:	Dennis F. Kerrigan
Title:	Executive Vice President, General Counsel and Assistant Secretary

Date: March 1, 2021

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